Annual Report

New Era
Fund

December 31, 1998

T. Rowe Price


Report Highlights
--------------------------------------------------------------------------------

New Era Fund

o The broad market posted good returns in 1998, but natural resource stocks languished due to commodity price deflation.

o The fund returned -12.34% and -9.88%, respectively, for the 6- and 12-month periods ended December 31, 1998, behind the S&P 500 but well ahead of the average for similar funds.

o Most resource and industrial commodity prices fell substantially, putting pressure on all the sectors in which your fund invests.

o Despite weakness throughout our industries, several portfolio companies benefited from mergers and acquisitions.

o We believe firmer markets will develop for fuel, metals, and other resources, creating a better environment for your fund in 1999.


Fellow Shareholders

The S&P 500 concluded the fourth consecutive year of returns exceeding 20%. In doing so it proved resilient to shocks from the turmoil in emerging economies, the impeachment of the U.S. President, huge loan losses at financial institutions, and hedge fund turmoil. However, this performance was partly attributable to price deflation in resource and industrial commodity markets, which took a toll on natural resource stocks and your fund.

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 12/31/98                          6 Months           12 Months
--------------------------------------------------------------------------------

New Era Fund                                     -12.34%              -9.88%

S&P 500                                             9.22               28.57

Lipper Natural Resources
Funds Average                                     -19.08              -23.92

Many commodity prices hit multiyear lows, an anomaly in this advanced stage of the business cycle. As a result of weak commodity markets and the consequent decline in resource company earnings, your fund significantly trailed the unmanaged Standard & Poor's 500 Stock Index. However, performance surpassed that of the Lipper Natural Resources Funds Average by a wide margin for both the 6- and 12-month periods ended December 31. We were able to outpace the Lipper peer group because of our emphasis on large, well-capitalized companies and our sector diversification. In addition, within the energy sector we stressed the larger, defensive international oil companies over energy service and exploration companies, a strategy that proved beneficial given the weakness in oil prices. All of the natural resource sectors in which the fund invests lagged behind the broad market in 1998, making it impossible for funds like ours to keep pace with the S&P 500.


YEAR-END DISTRIBUTIONS

Your Board of Directors declared an income dividend of $0.40 per share, a long-term capital gain of $3.16 per share, and a short-term gain of $0.01 per share, each paid on December 17 to shareholders of record on December 15, 1998. You should have received your check or statement reflecting this activity, as well as Form 1099-DIV summarizing this information for 1998 tax purposes.

Preparing For The Year 2000

The Year 2000 draws closer every day, and it holds special meaning beyond the arrival of a new millennium. The issue for investors is that many computer programs throughout the world use two digits instead of four to identify the year and may assume the next century starts with 1900. If these programs are not modified, they will not be able to correctly handle the century change when the year changes from "99" to "00" on January 1, 2000, and they will no longer be able to perform necessary functions. The Year 2000 issue affects all companies and organizations.

T. Rowe Price has been taking steps to assure that its computer systems and processes are capable of functioning in the Year 2000. Detailed plans for remediation efforts have been developed and are currently being executed.


OUR PLAN OF ACTION

We began to address these issues several years ago by requiring that all new systems process and store four-digit years. All critical systems have been reprogrammed (including business applications required to service our customers and processing infrastructure necessary to ensure the integrity of customer data and investments), and they are currently being tested. Because we exchange data electronically with customers and vendors, we are working with them to assess the adequacy of their own compliance efforts. Our goal is to ensure the continuation of the same level of service to all our mutual fund shareholders and clients after December 31, 1999. We are asking all vendors and companies we do business with for a Year 2000 compliance status, with the expectation that some organizations will not be able to modify their interface files prior to December 31, 1999. In addition, we are scheduling tests for critical vendors and companies that claim Year 2000 compliance to ensure that time-related data and calculations function properly as we move into the next century.


SMOOTH TRANSITION PLANNED

We believe our programs and initiatives will provide a smooth transition into the next millennium. We are assessing all systems providing products or services to our retail mutual fund shareholders, retirement plan sponsors, and participants, and we have modified them where necessary for the Year 2000.

The Securities Industry Association (SIA) is coordinating Year 2000 testing to assure that securities markets, clearing corporations, depositories, and third party service providers can send, receive, and process files and transactions accurately. In late July 1998, the SIA completed a beta test of Year 2000 readiness. The test was considered successful in terms of transactions completed and will serve as the basis for the SIA's industry-wide approach. During October 1998, T. Rowe Price completed its beta test of Year 2000 readiness with the SIA and is ready for the industry-wide test that is scheduled for March and April 1999.

For a more detailed discussion of our Year 2000 effort, as well as continuing updates on our progress, please check our Web site (www.troweprice.com).


ECONOMIC REVIEW

The economic problems in Asia amplified trade imbalances and wounded financial institutions in the U.S. and Europe in 1998, but the momentum in the U.S. economy continued unabated despite weakness in the export sector. Export-sensitive industries saw their business slow in overseas markets, and some credits extended to foreign buyers had to be written off. The Federal Reserve and European central banks responded with interest rate cuts to ease the impact. Exporters downsized in response to this softness, but the economy proved strong enough to create sufficient new jobs to offset the layoffs. Consequently, consumers remained confident and retail spending stayed healthy. Stock market weakness in late summer briefly affected consumer wealth and confidence, but the subsequent recovery stimulated by global rate cuts confirmed the belief that Asia's problems alone could not derail the domestic economy.

The dollar and European currencies strengthened against their Asian counterparts, exacerbating the difficulty Asian governments and corporations encountered in servicing overseas debt. Western financial institutions and hedge funds that had gambled heavily on emerging market debt, and the prospect of normal yield differences versus developed market bonds, suffered significant losses. Central banks cut rates in an effort to channel capital into areas where it was most needed. These cuts also helped the Western banking system survive the impact of illiquidity due to overseas investment losses. The Federal Reserve and European central banks acted appropriately, in our view, and the damage so far appears to be limited. Japan has made some effort to kick-start its economy, although more substantive medicine seems necessary.

As mentioned, most resource and industrial commodity prices declined substantially last year, and the Commodity Research Bureau Index reached its lowest level since 1977. The price of gold fell to its lowest level since 1979 because of heavy selling by central banks, producers, and Asian investors. Crude oil has not been such a bargain since OPEC unraveled in 1986. OPEC attempted to convince investors that reports of its demise were greatly exaggerated and cut production early in 1998. However, inventories remained bloated and demand from developed nations wavered in early fall, causing a further price retreat. Copper and nickel prices sank to 11-year lows while pulp, the raw material for paper, and aluminum revisited a four-year low-all due largely to the Asian weakness.


PORTFOLIO MANAGEMENT

Merger and acquisition activity featured prominently in the performance of natural resource stocks in 1998. Many of these transactions were undertaken for several reasons: to reduce the number of companies in the various industries, thereby increasing the market shares of the remaining participants; to eliminate overlapping functions within remaining entities, allowing earnings improvement through cost reduction; and to achieve synergies through the application of the best management disciplines of both companies.

Several actual or pending transactions involved portfolio companies. These include the acquisition of Amoco by British Petroleum and the proposed combination of Exxon and Mobil. The latter merger would be particularly advantageous to your fund, given the 25% premium offered for Mobil, our second-largest holding-assuming the deal can surmount regulatory hurdles. In Europe, TOTAL proposed to acquire Petrofina in a stock swap. In the paper industry, International Paper plans to absorb Union Camp; the resulting enterprise would have the largest share of the uncoated paper market and the second-largest share of the linerboard market.

In the current environment, larger companies with healthy balance sheets have seized on opportunities to acquire attractive assets that are under pressure from falling commodity prices. Placer Dome is in the process of buying Getchell Gold; Chevron hopes to gain access to attractive assets in Thailand with a bid for Rutherford-Moran Oil, whose balance sheet is under stress; and Seagull Energy is buying Ocean Energy to create a more formidable player in the global energy exploration business.

SECURITY DIVERSIFICATION
--------------------------------------------------------------------------------
Others and                                       Metals and        Precious
Reserves         Non-Resources     Energy        Mining            Metals

7                10                42            9                 10


Forest           Divesified        Building and
Products         Resources         Real Estate

9                7                 6

Based on net assets as of 12/31/98.

We added only a few new positions in the last six months. Among them were Anadarko Petroleum, a highly successful oil and natural gas explorer with recent discoveries in Algeria, Alaska, and the Gulf of Mexico; and Baker Hughes, an oil service company with a broad line of products and services. We had also taken a position in Triton Energy but subsequently sold it when the company took an unexpected detour that was not in our interests as shareholders.

We generally like to invest in companies whose managements recognize a need to be proactive in times of weak commodity prices in an effort to survive and prosper. Such companies cut costs, close inefficient facilities, zealously guard their financial health, and seek opportunities to acquire low-cost, world-class assets. Companies in the international oil, aluminum, and paper industries were the most aggressive in these efforts, and their stocks performed better than other resource stocks.

Many of the stocks in which we invest are attractively valued compared with other segments of the market, given the replacement value of their assets. For example, following the heavy speculation in recent months, many Internet-related stocks now sell at extremely high price/earnings and price/book value ratios. In contrast, your fund invests in resource and capital-intensive businesses, where the barriers to entry are formidable and, therefore, preserve the advantages of existing leaders in their industries. At present, their stock prices and earnings are depressed because of economic conditions in Asia. However, a recovery there combined with continuing growth in the West should elevate commodity prices closer to their replacement costs, which in most cases are well above current prices.


OUTLOOK

We believe we are likely to see higher oil prices in 1999 as supply and demand come into balance. The oil industry is reacting as it should to lower prices by reducing capital and maintenance spending and suspending uneconomic production. Excess inventories are likely to be drained over the year as reduced budgets give rise to lower production growth.

Gold prices were buffeted over the year by European central bank sales in anticipation of the formation of the new central bank. There was also concern about the potential sale by the Swiss of a significant portion of their holdings to finance a fund for Holocaust victims. Gold producers took measures to secure capital for new mines and to offset commodity price risk by selling production forward. Finally, there was liquidation by Asian governments and consumers under pressure to fund their debt obligations, and speculative short-selling aggravated these problems. However, if these factors recede and a possible whiff of inflation appears, some luster would be restored to the precious metal.

The value of resource assets should once again begin to appreciate, since most prices have fallen below marginal production costs and will have to rise significantly before new capacity can be built. Energy reserves cannot be recovered once used, metals can only be recycled or mined for an economic return, and the forests can only be replaced over time with constant yield harvesting. As capital flows across the globe and emerging economies rebound in the 21st century, the requirements for fuel, metals, chemicals, and paper should reaccelerate, resulting in firmer markets for these commodities and a better environment for your fund. We will continue to emphasize companies with strong balance sheets, low production costs, and good management, which we expect to benefit from the resumption of normal global growth.

Respectfully submitted,

Charles M. Ober
President and Chairman of the Investment Advisory Committee

January 22, 1999


T. Rowe Price New Era Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS

                                                     Percent of
                                                     Net Assets
                                                       12/31/98
--------------------------------------------------------------------------------

Wal-Mart                                                   7.4%

Mobil                                                      5.2

Schlumberger                                               3.6

Royal Dutch Petroleum                                      3.4

Fort James                                                 3.2
--------------------------------------------------------------------------------

Atlantic Richfield                                         2.9

Burlington Northern Santa Fe                               2.9

Newmont Mining                                             2.8

USX-Marathon                                               2.7

Reynolds Metals                                            2.6
--------------------------------------------------------------------------------

DuPont                                                     2.1

British Petroleum                                          1.9

Chevron                                                    1.7

McDermott International                                    1.7

WMC Limited                                                1.7

--------------------------------------------------------------------------------

Burlington Resources                                       1.6

Rouse                                                      1.5

Inco                                                       1.5

Homestake Mining                                           1.5

Halliburton                                                1.4
--------------------------------------------------------------------------------

Getchell Gold                                              1.4

TOTAL ADR                                                  1.3

Nucor                                                      1.3

Rio Tinto                                                  1.2

Amerada Hess                                               1.2
--------------------------------------------------------------------------------

Total                                                     59.7%


T. Rowe Price New Era Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

MAJOR PORTFOLIO CHANGES

Listed in descending order of size

6 Months Ended 12/31/98

Ten Largest Purchases                   Ten Largest Sales
--------------------------------------------------------------------------------

Triton Energy*                          Mobil

Inco                                    Wal-Mart

Chevron                                 British Petroleum

USX-Marathon                            Lonrho**

Fort James                              Waste Management**

BJ Services                             Lyondell Petrochemical**

IMC Global                              Placer Dome

Unocal                                  Alcoa**

WMC Limited                             Bristol-Myers Squibb

Anadarko Petroleum*                     Chevron

 *  Position added
**  Position eliminated


T. Rowe Price New Era Fund
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.


NEW ERA FUND
--------------------------------------------------------------------------------

As of 12/31/98

                      S&P 500              Resources Funds       New Era
                      Index                Average               Fund

12/88                 10,000               10,000                10,000

12/89                 13,169               13,286                12,429

12/90                 12,760               12,295                11,340

12/91                 16,647               12,502                13,012

12/92                 17,916               12,607                13,282

12/93                 19,721               15,592                15,318

12/94                 19,982               15,244                16,111

12/95                 27,491               18,318                19,456

12/96                 33,803               23,698                24,173

12/97                 45,081               25,874                26,823

12/98                 57,958               19,813                24,173


Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 12/31/98         1 Year       3 Years      5 Years       10 Years
--------------------------------------------------------------------------------

New Era Fund                   -9.88%         7.51%        9.55%          9.23%

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.


T. Rowe Price New Era Fund
--------------------------------------------------------------------------------

Financial Highlights             For a share outstanding throughout each period
--------------------------------------------------------------------------------

                             Year
                            Ended
                         12/31/98   12/31/97   12/31/96   12/31/95   12/31/94

NET ASSET VALUE
Beginning of period      $  25.95   $  26.06   $  22.65   $  20.15   $  20.35

Investment activities
  Net investment income      0.37       0.40       0.38       0.47       0.36
  Net realized and
  unrealized gain (loss)    (2.97)      2.40       5.12       3.71       0.69

  Total from
  investment activities     (2.60)      2.80       5.50       4.18       1.05

Distributions

  Net investment income     (0.40)     (0.37)     (0.38)     (0.48)     (0.38)
  Net realized gain         (3.17)     (2.54)     (1.71)     (1.20)     (0.87)

  Total distributions       (3.57)     (2.91)     (2.09)     (1.68)     (1.25)

NET ASSET VALUE
End of period            $  19.78   $  25.95   $  26.06   $  22.65   $  20.15
                         ----------------------------------------------------

Ratios/Supplemental Data

Total return*               (9.88)%    10.96%     24.25%     20.76%      5.17%

Ratio of expenses to
average net assets           0.75%      0.74%      0.76%      0.79%      0.80%

Ratio of net investment
income to average
net assets                   1.27%      1.33%      1.53%      2.00%      1.87%

Portfolio turnover rate      23.1%      27.5%      28.6%      22.7%      24.7%

Net assets, end of period
(in millions)            $    999   $  1,493   $  1,468   $  1,090   $    979

* Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.


T. Rowe Price New Era Fund
--------------------------------------------------------------------------------
                                                              December 31, 1998

Statement of Net Assets                              Shares/Par        Value
--------------------------------------------------------------------------------
                                                                In thousands

Common Stocks  97.5%

NATURAL RESOURCE-RELATED  86.0%

Building and Real Estate  6.5%

Archstone Communities
  Trust, REIT                                           259,000   $    5,245

Boston Properties, REIT                                  70,000        2,135

Camden Property Trust, REIT                             178,100        4,631

Catellus Development *                                  357,000        5,109

Equity Office Properties, REIT                           98,441        2,362

Federal Realty Investment
  Trust, REIT                                           230,000        5,434

Reckson Associates Realty, REIT                         340,000        7,544

Rouse                                                   560,000       15,400

Security Capital U.S. Realty *                          100,000          990

Security Capital U.S.
  Realty (Class A) *                                    580,000        5,742

Simon DeBartolo Group, REIT                             271,400        7,735

United Dominion Realty
  Trust, REIT                                           280,000        2,887

                                                                      65,214

Forest Products  8.8%

Champion International                                  160,000        6,480

Fort James                                              799,120       31,965

Georgia Pac Timber                                      139,600        3,324

Georgia-Pacific                                         199,600       11,689

International Paper                                     140,000        6,274

Jefferson Smurfit *                                     690,000       10,889

Kimberly-Clark                                          210,000       11,445

Macmillan Bloedel                                       325,000        3,209

Willamette Industries                                    91,400        3,062

                                                                      88,337

Integrated Petroleum - Domestic  8.6%

Amerada Hess                                            240,000       11,940

Atlantic Richfield                                      450,000       29,362

Murphy Oil                                              230,000        9,488

Unocal                                                  281,000        8,202

USX-Marathon                                            880,000       26,510

                                                                      85,502

Integrated Petroleum - International  15.0%

British Petroleum ADR                                   200,000       19,000

Chevron                                                 210,000       17,417

Elf Aquitaine ADR                                       140,000   $    7,928

Mobil                                                   595,000       51,839

PETROBRAS ADR (144a)                                     85,000          930

Royal Dutch Petroleum ADR                               718,400       34,393

Texaco                                                   90,000        4,759

TOTAL ADR                                               270,000       13,432

                                                                     149,698

Petroleum Exploration and Production  6.9%

Anadarko Petroleum                                      130,000        4,014

Anderson Exploration (CAD) *                            275,000        2,501

Barrett Resources *                                     234,550        5,629

Burlington Resources                                    450,000       16,116

Canadian Natural Resources
  (CAD) *                                               140,000        2,107

EEX Corporation *                                       653,333        4,573

Noble Affiliates                                        150,000        3,694

Ocean Energy *                                        1,247,800        7,877

Pogo Producing                                          200,000        2,600

Rutherford-Moran Oil *                                  633,200        1,840

Santa Fe Energy Resources *                             928,600        6,848

Union Pacific Resources                                 654,186        5,928

Vastar Resources                                        110,000        4,751

                                                                      68,478

Miscellaneous Energy  0.7%

Niagara Mohawk *                                        450,000        7,256

                                                                       7,256

Energy Services  9.9%

Baker Hughes                                            486,000        8,596

BJ Services *                                           400,000        6,250

Coflexip ADR                                            330,000       10,725

Cooper Cameron *                                        241,800        5,924

Halliburton                                             470,000       13,924

McDermott International                                 686,650       16,952

Schlumberger                                            782,950       36,113

                                                                      98,484

Precious Metals  10.3%

Anglo American Platinum ADR                             496,744        6,706

Ashanti Goldfields GDR                                  216,300        2,028

Barrick Gold                                            320,640        6,253

Battle Mountain Gold                                  1,450,000   $    5,981

Cambior                                               1,486,000        7,337

Dayton Mining *                                         873,300          218

Getchell Gold                                           505,000       13,761

Homestake Mining                                      1,612,630       14,816

Newmont Mining                                        1,560,359       28,184

Normandy Mining (AUD)                                 4,475,421        4,141

Placer Dome                                             515,000        5,923

TVX Gold *                                            4,257,200        7,716

                                                                     103,064

Non-Ferrous Metals  3.5%

Bougainville Copper (AUD)                             2,030,829          224

Inco                                                  1,289,000       13,615

Phelps Dodge                                             80,000        4,070

WMC Limited (AUD)                                     5,566,615       16,783

                                                                      34,692

Diversified Metals  5.1%

Nucor                                                   310,000       13,408

Reynolds Metals                                         485,000       25,553

Rio Tinto (GBP)                                       1,055,000       12,269

                                                                      51,230

Chemicals  3.9%

DuPont                                                  400,000       21,225

Great Lakes Chemical                                    250,000       10,000

Hercules                                                290,000        7,939

                                                                      39,164

Diversified Resources  6.8%

Burlington Northern Santa Fe                            855,000       28,856

IMC Global                                              549,000       11,735

Lonrho Africa (GBP)                                   1,251,472        1,123

Norfolk Southern                                        360,000       11,407

Overseas Shipholding Group                              200,000        3,213

Penn Virginia                                           361,800        6,648

Union Pacific                                            75,000        3,380

Western Water *                                         344,500        1,744

                                                                      68,106

Total Natural Resource-Related                                       859,225


CONSUMER AND SERVICE  9.8%

Merchandising  7.4%

Wal-Mart                                                905,000   $   73,701

                                                                      73,701

Miscellaneous  2.4%

Bristol-Myers Squibb                                     50,000        6,690

Corning                                                 260,000       11,700

GE                                                       30,000        3,062

Tribune                                                  40,000        2,640

                                                                      24,092

Total Consumer and Service                                            97,793

Total Miscellaneous Common Stocks 1.7%                                17,106

Total Common Stocks (Cost $793,805)                                  974,124

Convertible Preferred Stocks  0.1%

Western Water (Series C) *                                2,180          743

Total Convertible Preferred Stocks (Cost  $2,000)                        743

Convertible Bonds  0.4%

Asia Pulp & Paper,
  Zero Coupon, 11/18/12                              $10,000,000       1,850

Total Miscellaneous Convertible Bonds 0.2%                             1,725

Total Convertible Bonds (Cost  $2,404)                                 3,575

Short-Term Investments  2.3%

Money Market Funds  2.3%

Reserve Investment Fund, 5.42% #                      23,378,802      23,379

Total Short-Term Investments (Cost  $23,379)                          23,379

Total Investments in Securities

100.3% of Net Assets (Cost $823,373)                              $1,001,821

Other Assets Less Liabilities                                         (3,257)

NET ASSETS                                                        $  998,564
                                                                  ----------

Net Assets Consist of:

Accumulated net investment income -
net of distributions                                              $      161

Accumulated net realized gain/loss -
net of distributions                                                  26,207

Net unrealized gain (loss)                                           178,449

Paid-in-capital applicable to 50,492,103
shares of $1.00 par value capital stock
outstanding; 200,000,000 shares authorized                           793,747

NET ASSETS                                                        $  998,564
                                                                  ----------

NET ASSET VALUE PER SHARE                                         $    19.78
                                                                  ----------

   #   Seven-day yield
   *   Non-income producing
 ADR   American Depository Receipt
 GDR   Global Depository Receipt
REIT   Real Estate Investment Trust
144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at period-end amounts to 0.09% of net assets.
 AUD   Australian dollar
 CAD   Canadian dollar
 GBP   British sterling

The accompanying notes are an integral part of these financial statements.


T. Rowe Price New Era Fund
--------------------------------------------------------------------------------

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                        Year
                                                                       Ended
                                                                    12/31/98

Investment Income

Income
  Dividend                                                         $  21,848
  Interest                                                             3,529

  Total income                                                        25,377

Expenses

  Investment management                                                7,211
  Shareholder servicing                                                1,816
  Custody and accounting                                                 150
  Prospectus and shareholder reports                                     123
  Registration                                                            41
  Legal and audit                                                         20
  Directors                                                               10
  Miscellaneous                                                           34

  Total expenses                                                       9,405

Net investment income                                                 15,972

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Securities                                                         131,157
  Foreign currency transactions                                           (9)

  Net realized gain (loss)                                           131,148

Change in net unrealized gain or loss
  Securities                                                        (276,488)
  Other assets and liabilities
  denominated in foreign currencies                                        2

  Change in net unrealized gain or loss                             (276,486)

Net realized and unrealized gain (loss)                             (145,338)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                             $(129,366)
                                                                   ---------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price New Era Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                           Year
                                                          Ended
                                                       12/31/98     12/31/97

Increase (Decrease) in Net Assets

Operations
  Net investment income                              $   15,972   $   21,184
  Net realized gain (loss)                              131,148      152,229

  Change in net unrealized
  gain or loss                                         (276,486)      (9,753)

  Increase (decrease) in net
  assets from operations                               (129,366)     163,660

Distributions to shareholders
  Net investment income                                 (17,617)     (19,378)
  Net realized gain                                    (139,565)    (133,022)
  Decrease in net assets
  from distributions                                   (157,182)    (152,400)

Capital share transactions*
  Shares sold                                           141,620      229,959
  Distributions reinvested                              139,441      138,855
  Shares redeemed                                      (488,611)    (355,150)

  Increase (decrease) in net
  assets from capital
  share transactions                                   (207,550)      13,664

Net Assets

Increase (decrease)
  during period                                        (494,098)      24,924
  Beginning of period                                 1,492,662    1,467,738

  End of period                                      $  998,564   $1,492,662
                                                     -----------------------

*Share information
  Shares sold                                             5,613        8,212
  Distributions reinvested                                7,121        5,456
  Shares redeemed                                       (19,753)     (12,472)

  Increase (decrease) in
  shares outstanding                                     (7,019)       1,196

The accompanying notes are an integral part of these financial statements.


T. Rowe Price New Era Fund
--------------------------------------------------------------------------------
                                                              December 31, 1998

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price New Era Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on January 20, 1969.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.


NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term securities, aggregated $275,822,000 and $580,312,000, respectively, for the year ended December 31, 1998.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At December 31, 1998, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $823,373,000. Net unrealized gain aggregated $178,448,000 at period-end, of which $314,912,000 related to appreciated investments and $136,464,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $490,000 was payable at December 31, 1998. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.25% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At December 31, 1998, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $1,224,000 for the year ended December 31, 1998, of which $120,000 was payable at period-end.

     Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum Growth Fund held approximately 6.8% of the outstanding shares of the New Era Fund at December 31, 1998. For the year then ended, the fund was allocated $307,000 of Spectrum expenses, $198,000 of which was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 1998, totaled $3,233,000 and are reflected as interest income in the accompanying Statement of Operations.

     During the year ended December 31, 1998, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $746,000 with certain affiliates of the manager and paid commissions of $4,000 related thereto.


T. Rowe Price New Era Fund
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price New Era Fund, Inc.

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price New Era Fund, Inc. (the "Fund") at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998, by correspondence with custodians, provide a reasonable basis for the opinion expressed above.

     PricewaterhouseCoopers LLP
     Baltimore, Maryland
     January 21, 1999


T. Rowe Price New Era Fund
--------------------------------------------------------------------------------

Tax Information (Unaudited) for the Tax Year Ended 12/31/98
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

o    440,000 from short-term capital gains,

o 139,125,000 from long-term capital gains, subject to the 20% rate gains category.

For corporate shareholders, $13,091,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.
--------------------------------------------------------------------------------


T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

Investment Services And Information


     KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

     In Person Available in T. Rowe Price Investor Centers.


     ACCOUNT SERVICES

     Checking Available on most fixed income funds ($500 minimum).

     Automatic Investing From your bank account or paycheck.

     Automatic Withdrawal  Scheduled, automatic redemptions.

     Distribution Options Reinvest all, some, or none of your distributions.

     Automated 24-Hour Services Including Tele*Access(registered trademark) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com


     BROKERAGE SERVICES*

     Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.


     INVESTMENT INFORMATION

     Combined Statement Overview of all your accounts with T. Rowe Price.

     Shareholder Reports Fund managers' reviews of their strategies and results.

     T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

     Performance Update Quarterly review of all T. Rowe Price fund results.

     Insights Educational reports on investment strategies and financial markets.

     Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying
     Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.


T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500*
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons**
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Total Equity Market Index
Value

International/Global

Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International

BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free***
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond!
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond
Virginia Tax-Free Bond

International/Global

Emerging Markets Bond
Global Bond!!
International Bond

MONEY MARKET FUNDS!!!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced
Portfolio
Prime Reserve Portfolio

  *   Formerly named Equity Index.
 **   Closed to new investors.
***   Formerly named Florida Insured Intermediate Tax-Free.
  !   Formerly named Tax-Free Insured Intermediate Bond.
 !!   Formerly named Global Government Bond.
!!! Neither the funds nor their share prices are insured or guaranteed by the U.S. government.

Please call for a prospectus. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.


T. Rowe Price Retirement Plans and Resources
--------------------------------------------------------------------------------

Retirement Plans and Resources

     We recognize that saving for retirement is the number one investment goal for most Americans. We can help you meet your retirement needs, whether you are starting an IRA or designing a retirement program for your employees.
     T. Rowe Price offers an assortment of retirement plans for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We provide recordkeeping, communications, and investment management services, as well as a variety of educational materials, self-help planning guides, and software tools to help you choose and implement a retirement plan appropriate for you. For information or to request literature, call us at 1-800-638-5660.

     IRAs AND QUALIFIED PLANS
     ---------------------------------------------------------------------------

     Traditional IRA
     Roth IRA
     Rollover IRA
     SEP-IRA
     SIMPLE IRA
     Profit Sharing
     Money Purchase Pension
     "Paired" Plans (Money Purchase Pension and Profit Sharing Plans)
     401(k)
     403(b)
     457 Deferred Compensation

     RETIREMENT RESOURCES AT T. ROWE PRICE
     ---------------------------------------------------------------------------

     Planning and Informational Guides

     Minimum Required Distributions Guide
     Retirement Planning Kit
     Retirees Financial Guide
     Tax Considerations for Investors

     Investment Kits

     The IRA Investing Kit
     Roth IRA Conversion Kit
     Rollover IRA Kit
     The T. Rowe Price SIMPLE IRA Plan Kit
     The T. Rowe Price SEP-IRA Plan
     The Simplified Keogh Plan(registered trademark) From
     T. Rowe Price
     The T. Rowe Price 401(k) Century Plan(registered trademark)
         (for small businesses)
     Money Purchase Pension/Profit Sharing Plan Kit
     Investing for Retirement in Your 403(b) Account
     The T. Rowe Price No-Load Variable Annuity Information Kit

     Insights Reports

     The Challenge of Preparing for Retirement
     Financial Planning After Retirement
     The Roth IRA: A Review

     Software Packages

     T. Rowe Price Retirement Planning AnalyzerTM CD-ROM or diskette $19.95. To order, please call 1-800-541-5760. Also available on the Internet for $9.95.

     T. Rowe Price Variable Annuity AnalyzerTM CD-ROM or diskette, free. To order, please call 1-800-469-5304.

Many of these resources are also available for viewing or ordering on the Internet at www.troweprice.com.

For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(registered trademark):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a brokerage account
or obtain information, call:
1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price New Era Fund(registered trademark).

Investor Centers:

101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

Invest With Confidence(registered trademark)
T. Rowe Price

T. Rowe Price Investment Services, Inc., Distributor.     F41-050  12/31/98